Exhibit 10.03

SECOND AMENDMENT TO THE PRODUCTION SHARING CONTRACT FOR
BLOCK G, OFFSHORE REPUBLIC OF EQUATORIAL GUINEA
This Second Amendment to the Production Sharing Contract for Block G, offshore Republic of Equatorial Guinea (this “Amendment”) is entered into in Malabo, Republic of Equatorial Guinea, as of the 15th day of December, 2005 (the “Second Amendment Date”), between Amerada Hess Equatorial Guinea, Inc., a Cayman Islands company (“Amerada Hess”), Energy Africa Equatorial Guinea Limited, an Isle of Man company (“Energy Africa”), and the Republic of Equatorial Guinea (the “STATE”) represented by the Ministry of Mines, Industry and Energy (the “MINISTRY”). Amerada Hess and Energy Africa are hereinafter collectively referred to as the “CONTRACTOR” and the CONTRACTOR and the STATE are sometimes, depending on the context hereinafter individually referred to as a “Party” and collectively as the “Parties.”
WHEREAS, Amerada Hess and the STATE entered into the Production Sharing Contract covering Block G (the “Contract”), offshore Republic of Equatorial Guinea, on March 26, 1997, effective as of April 14, 1997;
WHEREAS, the MINISTRY by its letter no. 2847 dated 28 July, 2004 (the “Approval Date”) approved the boundaries of the Northern Block G Field with said boundaries extending beyond the boundaries of Block G as of the Approval Date.
WHEREAS the Parties desire to amend the boundaries of Block G as of the Approval Date to reflect all prior relinquishments and the approved boundaries for Ceiba Field and Northern Block G (now called Okume Complex) Field
NOW THEREFORE IT IS HEREBY AGREED AS FOLLOWS:
Article 1
Scope
Except as modified herein, the terms of the Contract shall remain valid and in full force and effect. Notwithstanding the date hereof, it is hereby agreed between the Parties that the Effective Date of this Amendment is 15 December, 2005
Article 2
Definitions
Any terms and phrases defined in the Contract and used herein shall have the same meanings as in the Contract unless the context herein otherwise provides.
Article 3
Map of Contract Area
Annex “A” to the Contract is hereby deleted and replaced by Annex “A” hereto.

Article 4
Description of Contract Area
Annex “B” to the Contract is hereby deleted and replaced by Annex “B” hereto.
Article 5
Miscellaneous

5.1	Each of the Parties shall carry out all acts and measures as shall be necessary to fully perform and carry out this Agreement.

5.2
This Amendment constitutes the entire agreement among the Parties and may not be amended or modified except by a written document signed by the Parties. In the event of any conflict between the provisions of this Amendment and the Contract with respect to the subject matter hereof, the provisions of this Amendment shall prevail.

5.3	This Amendment shall inure to the benefit of and be binding upon the successors and assigns of the Parties.

5.4	This Amendment shall become effective and shall have the force of law with effect as of 15 December, 2005.

5.5
This Amendment is written and signed in six (6) copies, three (3) in Spanish and three (3) in English that shall constitute a single original. In the event of a conflict over the interpretation or implementation of the contents of this Amendment, the Spanish text shall prevail.

5.6	In the event of a dispute arising out of or related to the interpretation or meaning of this Amendment, the Consultation and Arbitration provisions of Section XIII of the Contract shall apply.

IN WITNESS WHEREOF, the Parties hereto execute this Amendment on the day and year below indicated.

FOR THE REPUBLIC OF EQUATORIAL GUINEA THE MINISTRY OF MINES, INDUSTRY AND ENERGY OF THE REPUBLIC OF EQUATORIAL GUINEA
/s/ Atanasio Ela Ntugu Nsa
Name:	Atanasio Ela Ntugu Nsa
Title:	Minster of Mines, Industry and Energy
Date:	December 15, 2005

FROM THE CONTRACTOR: AMERADA HESS EQUATORIAL GUINEA, INC.
/s/ Stephen G. McNally
Name:	Stephen G. McNally
Title:	Vice President EG
Date:	December 15, 2005

ENERGY AFRICA EQUATORIAL GUINEA LIMITED
/s/ Authorized Signatory
Name:
Title:
Date:

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Exhibit 10.03

ANNEX “A”
MAP OF CONTRACT AREA
BLOCK G

Exhibit 10.03

ANNEX “B”
DESCRIPTION OF CONTRACT AREA
BLOCK G

Okume Complex Field Coordinates
Point	Latitude	Longitude
A	1° 36’ 30.42” N	9° 18’ 06.90” E
B	1° 36’ 04.85” N	9° 18’ 44.79” E
C	1° 36’ 04.83” N	9° 20’ 46.04” E
D	1° 33’ 16.58” N	9° 21’ 11.02” E
E	10 32’ 42.87” N	9° 23’ 21.76” E
F	1° 27’ 43.19” N	9° 2T 22.13” E
G	1’ 26’ 51.08” N	9° 26’ 59.47” E
H	1° 29’ 56.81” N	9° 191 21.17” E
I	1° 28’ 08.17” N	9° 18’ 04.90” E
J	1° 27’ 48.07” N	9° 17’ 04.99” E
K	1° 32’ 44.78” N	9° 14’ 54.77” E

Ceiba Field Coordinates
Point	Latitude	Longitude
L	1° 32’ 10.41” N	9° 09’ 49.02” E
M	1° 29’ 50.34” N	9° 12’ 56.72” E
N	1’ 27’ 43.31” N	9° 13’ 25.83” E
µ	1° 24’ 47.45” N	9° 10’ 08.41” E
P	1° 25’ 00.48” N	9° 09’ 10.16”E
Q	1° 29’ 01.50” N	9° 09’ 06.94” E
R	1° 30’ 32.70” N	9° 09’ 49.01” E
S	1° 31’ 11.78” N	9° 09’ 06.94” E